Earnings Call Presentation 4th Quarter 2016 February 27, 2017 Exhibit 99.2

Our disclosures in this presentation, including without limitation, those relating to future financial results market conditions and guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance or the separation of our businesses. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrongceilings.com. The guidance in this presentation is only effective as of the date given, February 27, 2017, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Safe Harbor Statement

All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. Basis of Presentation Explanation We report in comparable dollars to remove the effects of currency translation on the P&L. The budgeted exchange rate for 2016 is used for all currency translations in 2016 and prior years. Guidance is presented using the 2017 budgeted exchange rate for the year. We remove the impact of discrete expenses and income. Examples include plant closures, restructuring actions, separation costs and other large unusual items. We also remove the non-cash impact of our U.S. pension plan. Taxes for normalized Net Income and EPS are calculated using a constant 39% for 2017 guidance, and 2016 and 2015 results, which are based on the expected long term tax rate. Results throughout this presentation are presented on a continuing operations basis. As a result of the April 1, 2016 AFI separation, the majority of the AWI corporate support functions were incorporated into the Americas segment. Results throughout this presentation reflect the allocation of corporate costs into the segments and were held constant in 2015 for comparability purposes. Please refer to the Appendix for more information What Items Are Adjusted Comparable Dollars Other Adjustments Net Sales Yes No Gross Profit Yes Yes SG&A Expense Yes Yes Equity Earnings Yes Yes Operating Income Yes Yes Net Income Yes Yes Cash Flow No Yes Return on Capital Yes Yes EBITDA Yes Yes

2016 Year in Review Americas delivered constant currency sales growth of 4.3% - strongest since 2011 Volume was the largest contributor up 2.5% vs. PY representing the strongest volume performance since the downturn AUV was positive driven by strong mix performance and solid “like for like” pricing Improved returns in International businesses - EBITDA up $5M or ~29% VPY Implemented $150 million share repurchase program demonstrating confidence in our strategic plan and future growth prospects Continued margin expansion and earnings per share growth Adjusted EBITDA1 margins expanded 130 bps to 25.5% Adjusted earnings per share1 of $2.34 increased 36% vs. PY Successfully completed historic spin-off of the flooring business Delivered on earnings and FCF guidance provided at the beginning of 2016 2016 Adjusted EBITDA and Adjusted EPS excludes a) $4M of pre-separation corporate expenses that will not reoccur in 2017, and b) pension expense

Consolidated Company Key Metrics - Fourth Quarter 2016 2016 2015 Variance Net Sales (1) $303 $299 1.5% Operating Income (2) $47 $45 4.9% % of Sales 15.4% 14.9% 50 bps EBITDA 66 64 3.1% % of Sales 21.8% 21.4% 40 bps Earnings Per Share (3) $0.45 $0.29 56.3% Net Debt 732 779 (47) As reported Net Sales: $298 million in 2016 and $297 million in 2015 As reported Operating Income: $40 million in 2016 and $6 million in 2015 As reported EPS: $0.51 in 2016 and ($0.25) in 2015

EBITDA Bridge – Fourth Quarter 2016 vs. PY $2 ($3) $2 $1 ($1) $66 $1

Net sales increased 3.6% as strength in the U.S. commercial channel was partially offset by softness in Latin America. Average unit value (“AUV”) achievement accelerated and improved 110 bps sequentially over the third quarter with both strong mix performance and solid “like for like” pricing. Americas Fourth Quarter Results AUV accelerates 110 bps sequentially over the third quarter driven by strong mix performance and “like for like” pricing with solid fall through to profit Key Highlights 2015 Q4 Adjusted EBITDA $58M AUV 4 Driven by continued growth in high end products and positive “like for like” pricing with solid fall through to profit Volume (1) Driven by softness in Latin America SG&A (2) Modest investments in total solutions selling capabilities 2016 Q4 Adjusted EBITDA $59M

Excluding the unfavorable impact of foreign exchange of $4 million, net sales decreased 7.3% driven mainly by lower volumes in the UK and the Middle East partially offset by continued growth in Russia. EMEA Fourth Quarter Results Margins improved 10 bps driven by improvement in manufacturing & input costs along with cost containment efforts Key Highlights 2015 Q4 Adjusted EBITDA $2 AUV (2) The margin impact of lower sales in the UK and the Middle East Volume (3) Driven by softness in the UK and the Middle East Manufacturing & Input Costs 2 Deflation and productivity gains particularly in Russia SG&A 3 Cost control measures 2016 Q4 Adjusted EBITDA $2

Excluding the unfavorable impact of foreign exchange, net sales increased 8.5% due to strength in Australia and China partially offset by weakness in India. Pacific Rim Fourth Quarter Results Margins improved 110 bps driven by improvement in volume and manufacturing & input costs Key Highlights 2015 Q4 Adjusted EBITDA $4M AUV (1) Like for like pricing was positive Volume 1 Driven by strength in Australia and China Manufacturing & Input Costs 1 Deflation 2016 Q4 Adjusted EBITDA $5M

Consolidated Company Key Metrics – Full Year 2016 2016 2015 Variance Net Sales (1) $1,249 $1,224 2.1% Operating Income (2) 237 218 8.5% % of Sales 18.9% 17.8% 110 bps EBITDA 315 296 6.4% % of Sales 25.2% 24.2% 100 bps 2016 Ongoing Standalone EBITDA (3) 319 296 7.8% % of Sales 25.5% 24.2% 130 bps Earnings Per Share (4) $2.29 $1.72 33.0% As reported Net Sales: $1,235 million in 2016 and $1,231 million in 2015 As reported Operating Income: $185 million in 2016 and $141 million in 2015 Excludes $4 million of pre-separation corporate expenses that will not reoccur in 2017 As reported EPS: $1.68 in 2016 and $0.47 in 2015 Old AWI Ongoing Operations

EBITDA Bridge – Full Year 2016 vs. Prior Year ($2) $9 ($2) $1 $315 $319 $4

2017 Guidance

12

	2016 Constant Currency Results at 16' FX	2016 Constant Currency Results at 17' FX	2017 Constant Currency Guidance at 17' FX	
Revenue(1)	$1,249	$1,230	$1,290 – $1,320 *5% – 7% YoY Growth*	▪ 3% – 7% North America volume growth ▪ 0% – 4% International volume growth ▪ 2% – 4% average unit value increase
Adjusted EBITDA(2)	$319	$317	$350 – $360 *10% – 14% YoY Growth*	▪ 3% – 4% earnings contribution from AUV and cost savings over inflation ▪ Increased sales and marketing investments as a result of the Tectum acquisition and expansion of total solutions selling capabilities ▪ SG&A as a % of sales remains flat
Adjusted EPS(3)	$2.34	$2.32	$2.60 – $2.70 *12% – 16% YoY Growth*	▪ $35 million of interest expense ▪ Normalized 39% effective tax rate ▪ 56 million average diluted shares outstanding ▪ Cash tax rate 30% – 35%
Free Cash Flow(4)	$117	$117	$130 – $145 *11% – 24% YoY Growth*	▪ $240 million cash flow from operations ▪ $100 million of total capital expenditures ▪ Excludes cash paid for Tectum

Note: Dollars in millions except per share values
(1) As-reported revenue of $1,235 million in 2016. 2017 As-reported sales expected to have (1%) - (3%) FX headwind
(2) 2016 base excludes $4M of pre-separation corporate expenses and pension expense; 2017 excludes pension expense
(3) 2016 base excludes $4M of pre-separation corporate expenses and pension expense; 2017 excludes pension expense. As reported expected earnings per share in 2017 of $2.85- $3.00 impacted by an expected as reported effective tax rate of ~39%.
(4) No FX adjustment. See slide 17 for more details. 2016 excludes separation costs and other extraordinary expenses. Cash flow from operations includes dividends received from the WAVE JV.

Armstrong WORLD INDUSTRIES

Appendix

Tectum Acquisition Tectum is a manufacturer of high-impact wood fiber acoustical panels and roof deck for the commercial and institutional construction industries with a history spanning over 65 years. Completed acquisition in January 2017 FY 2016 annual sales totaled approximately $25M Provides opportunity to significantly expand sales by leveraging our specification strength, best-in-class distribution systems and strong customer relationships Paid $31.4M using existing cash on hand; multiple of under 7x EBITDA

Q4 2016 vs. PY - Reported Net Income to Adjusted EBITDA CONSOLIDATED AMERICAS EMEA PACIFIC RIM CORPORATE 2016 2015 V 2016 2015 V 2016 2015 V 2016 2015 V 2016 2015 V Net Income - As Reported $29 ($14) $43 - - - - - - - - - - - - Tax (Expense) ($6) ($2) ($4) - - - - - - - - - - - - EBT - As Reported $35 ($12) $47 - - - - - - - - - - - - Interest/Other (Expense) ($5) ($18) $13 - - - - - - - - - - - - Operating Income (Loss) – As Reported $40 $6 $34 $43 $59 ($16) ($3) ($5) $2 $2 ($3) $5 ($2) ($45) $43 Non-cash Impact of U.S. Pension $3 $4 ($1) $3 $4 ($1) - - - - - - - - - Separation Expenses $1 $17 ($16) - - - - - - - - - $1 $17 ($16) Cost reduction initiatives $1 $7 ($6) - - - - $2 ($2) $1 $5 ($4) - - - Corp Cost Adjustment - $9 ($9) - ($16) $16 - $1 ($1) - ($2) $2 - $26 ($26) Foreign Exchange Movements $2 $2 $0 - - - $1 - $1 - $2 ($2) $1 - $1 Operating Income (Loss) – Adjusted $47 $45 $2 $46 $47 ($1) ($2) ($2) $0 $3 $2 $1 ($0) ($2) $2 Depreciation and Amortization ($19) ($19) $0 ($13) ($11) ($2) ($4) ($4) $0 ($2) ($2) $0 ($0) ($2) $2 EBITDA – Adjusted $66 $64 $2 $59 $58 $1 $2 $2 $0 $5 $4 $1 ($0) $0 $0

FY 2016 vs. PY - Reported Net Income to Adjusted EBITDA CONSOLIDATED AMERICAS EMEA PACIFIC RIM CORPORATE 2016 2015 V 2016 2015 V 2016 2015 V 2016 2015 V 2016 2015 V Net Income - As Reported $94 $27 $67 - - - - - - - - - - - - Tax (Expense) ($50) ($53) $3 - - - - - - - - - - - - EBT - As Reported $144 $80 $64 - - - - - - - - - - - - Interest/Other (Expense) ($41) ($61) $20 - - - - - - - - - - - - Operating Income (Loss) – As Reported $185 $141 $44 $232 $284 ($52) ($8) ($12) $4 ($0) ($7) $7 ($39) ($124) $85 Non-cash Impact of U.S. Pension $13 $15 ($2) $13 $15 ($2) - - - - - - - - - Separation Expenses $34 $34 $0 - - - - - - - - - $34 $34 $0 Cost Reducation Initiatives $4 $7 ($3) - - - - $2 ($2) $4 $5 ($1) - - - Corp Cost Adjustment - $20 ($20) - ($61) $61 - $5 ($5)  - ($1) $1 - $77 ($77) Foreign Exchange Movements $1 $1 $0 - ($2) $2 $1 $2 ($1) ($1) ($1) $0 $1 $2 ($1) Operating Income (Loss) – Adjusted $237 $218 $19 $245 $236 $9 ($7) ($3) ($4) $3 ($4) $7 ($4) ($11) $7 Depreciation and Amortization ($78) ($78) $0 ($52) ($43) ($9) ($17) ($15) ($2) ($9) ($9) $0 - ($11) $11 EBITDA – Adjusted $315 $296 $19 $297 $279 $18 $10 $12 ($2) $12 $5 $7 ($4) $0 ($4)

Free Cash Flow Reconciliation As Reported AFI Continuing Operations Cash from Operations $49   ($3)   $52 Cash from Investing ($17) ($12) ($5) Subtotal $32   ($15)   $47 Separation Costs - - $54 Subtotal -   -   $101 Interest Rate Swap Settlement - - $11 Subtotal -   -   $112 Environmental - - $5 Free Cash Flow -   -   $117

Consolidated Results Fourth Quarter 2016 Reported Comparability(1) Adjustments FX(2) Adj 2016 Adjusted 2015 Reported Comparability(1) Adjustments FX(2) Adj 2015 Adjusted Net Sales 298 - 5 303 297 - 2 299 Operating Income 40 5 2 47 6 37 2 45 EPS(3) $0.51 ($0.08) $0.02 $0.45 ($0.25) $0.52 $0.02 $0.29 See earnings press release and 10-K for additional detail on comparability adjustments. See slides 15 and 16 for more details. Eliminates impact of foreign exchange movements Adjusted EPS calculation excludes the one time impact of $10.7M for charges to settle existing interest rate swaps due to separation refinancing Full Year 2016 Reported Comparability(1) Adjustments FX(2) Adj 2016 Adjusted 2015 Reported Comparability(1) Adjustments FX(2) Adj 2015 Adjusted Net Sales 1,235 - 14 1,249 1,231 - (7) 1,224 Operating Income 185 51 1 237 141 76 1 218 EPS(3) $1.68 $0.60 $0.01 $2.29 $0.47 $1.24 $0.01 $1.72